UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2007

GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota (Mail: P.O. Box 1113)		55426 (Mail: 55440)
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2007, at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of General Mills, Inc. (the “Company”), Company stockholders adopted the General Mills, Inc. 2007 Stock Compensation Plan (the “2007 Plan”). A description of the 2007 Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 14, 2007. A copy of the 2007 Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Chief Executive Officer

On September 24, 2007, the Board of Directors of the Company elected Kendall J. Powell Chief Executive Officer of the Company to succeed Stephen W. Sanger. Mr. Sanger plans to continue to serve as the Company’s Chairman of the Board through the Company’s fiscal year ending in May 2008. A copy of the press release announcing Mr. Powell’s election is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Powell, age 53, joined General Mills in 1979. Mr. Powell has held a variety of general management assignments over his 28-year career with the Company, including President of the Yoplait Division from 1996 to 1997; President of Big G Cereals from 1997 to 1999; and Chief Executive Officer of the Company’s Cereal Partners Worldwide joint venture from 1999 to 2004. Mr. Powell was named an Executive Vice President of the Company in 2004 and was appointed Chief Operating Officer---U.S. Retail in May 2005. He served as President and Chief Operating Officer of the Company from June 2006 until his election as Chief Executive Officer. Mr. Powell is a director of Medtronic, Inc.

Agreement with Former Chief Financial Officer

With the previously announced retirement of James A. Lawrence, former Vice Chairman and Chief Financial Officer of the Company, two-thirds of the 25,000 restricted stock unit award granted to Mr. Lawrence in June 2006, or 16,667 shares, will be forfeited. The remaining one-third of this restricted stock unit grant will vest in 2010 if Mr. Lawrence adheres to a 3-year non-disclosure and non-solicitation agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	General Mills, Inc. 2007 Stock Compensation Plan.
99.1	Press release of General Mills, Inc. dated September 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2007

GENERAL MILLS, INC.

By:	/s/ Siri S. Marshall
Name: Siri S. Marshall Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	General Mills, Inc. 2007 Stock Compensation Plan.
99.1	Press release of General Mills, Inc. dated September 24, 2007.